UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Ares Dynamic Credit Allocation Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

c/o Ares Capital Management II LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles, California 90067
For questions about the Proxy Statement, please call (877) 283-0322

April 24, 2018

Dear Stockholder:

Enclosed you will find a Notice and Proxy Statement for the Annual Meeting of Stockholders of Ares Dynamic Credit Allocation Fund, Inc., a Maryland corporation (the "Fund"), to be held on June 12, 2018.

The matter on which you, as a stockholder of the Fund, are being asked to vote is the election of two of the Fund's directors.

After reviewing the matter carefully, the Board of Directors recommends that you vote FOR the election of each nominee.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE TAKE A FEW MINUTES TO REVIEW THIS MATERIAL AND AUTHORIZE A PROXY TO VOTE YOUR SHARES BY TELEPHONE, BY INTERNET OR BY USING THE ENCLOSED PROXY CARD. IT IS IMPORTANT THAT YOUR PROXY BE AUTHORIZED BY THE CLOSE OF BUSINESS EASTERN TIME ON JUNE 11, 2018 IF YOU AUTHORIZE A PROXY BY MAIL, OR BY 11:59 P.M. EASTERN TIME ON JUNE 11, 2018 IF YOU AUTHORIZE A PROXY BY TELEPHONE OR INTERNET. YOUR PROMPT RESPONSE IS NEEDED TO AVOID FOLLOW-UP MAILINGS, WHICH WOULD INCREASE THE COSTS PAID BY ALL STOCKHOLDERS.

Thank you very much for your assistance.

Respectfully,

Daniel Hall
Secretary

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

Notice of the Annual Meeting of Stockholders
June 12, 2018

To the Stockholders of Ares Dynamic Credit Allocation Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Ares Dynamic Credit Allocation Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of Ares Capital Management II LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, on June 12, 2018 at 12:00 p.m., local time, for the following purposes:

(1)  To consider and vote upon the election of two Class II directors, each to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2021 and until his successor is duly elected and qualifies ("Proposal 1").

(2)  To transact such other business as may properly come before the Meeting or any postponements or adjournments thereof.

The Board of Directors of the Fund has fixed the close of business on April 16, 2018 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any postponements or adjournments thereof.

The Board of Directors of the Fund unanimously recommends that the stockholders vote FOR the election of the nominees as Directors with respect to the Fund.

You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to authorize a proxy by telephone, by Internet or by completing, dating and signing the enclosed proxy card and returning it promptly in the postage-paid reply envelope provided for that purpose. The enclosed proxy is being solicited by the Board of Directors of the Fund.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 12, 2018: This Notice, the Proxy Statement, a proxy card for the Fund and the annual report for the Fund are available on the Internet at www.arespublicfunds.com. Requests for an annual report should be made in writing to D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005, or by accessing the Fund's website at www.arespublicfunds.com, or by calling (877) 283-0322 or by sending an e-mail to ares@dfking.com. You are encouraged to review all of the information contained in the proxy materials before voting. It is important that your proxy be authorized by the close of business Eastern Time on June 11, 2018 if you authorize a proxy by mail, or by 11:59 p.m. Eastern Time on June 11, 2018 if you authorize a proxy by telephone or Internet.

By order of the Board of Directors of the Fund

Daniel Hall
Secretary

April 24, 2018

PROXY STATEMENT

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

ANNUAL MEETING OF STOCKHOLDERS
JUNE 12, 2018

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board", the members of which are referred to as "Directors") of Ares Dynamic Credit Allocation Fund, Inc. ("ARDC" or the "Fund"), a Maryland corporation, for use at the Annual Meeting of Stockholders (the "Meeting"), to be held at the offices of Ares Capital Management II LLC (the "Investment Manager"), 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, on June 12, 2018 at 12:00 p.m., local time, and at any postponements or adjournments thereof.

Proxy solicitations will be made, beginning on or about April 30, 2018, by mail, in person or by telephone or facsimile or other electronic means, by officers of the Fund or personnel of the Investment Manager. Any stockholder authorizing a proxy has the power to revoke it by executing a superseding proxy by telephone, Internet or mail following the process described on the proxy card or by submitting a notice of revocation to the Fund prior to the date of the Meeting or in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, "FOR" the election of the nominees as Directors, as described in this Proxy Statement, and at the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting.

A quorum of stockholders is constituted by the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast (without regard to class). For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies returned without marking a vote on Proposal 1 will be treated as shares that are present for quorum purposes and will be voted "FOR" the election of the nominees as Directors. Abstentions are included in the determination of the number of shares present at the Meeting for purposes of determining the presence of a quorum. If a stockholder of the Fund is present in person or by proxy at the Meeting but does not cast a vote, the stockholder's shares will count towards a quorum. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the Meeting may be adjourned by the chairman of the Meeting (as determined pursuant to the Fund's Bylaws). If a quorum is present, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. The chairman of the Meeting may adjourn any meeting of stockholders from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the Meeting as originally notified. The Fund may postpone or cancel a meeting of stockholders by making a public announcement (as defined in the Fund's Bylaws) of such postponement or cancellation prior to the meeting. Notice of the date, time, and place to which the meeting is postponed shall be given not less than ten days prior to such date and otherwise in the manner set forth in the Fund's Bylaws.

The Board has fixed the close of business on April 16, 2018 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 22,962,440 shares of common stock.

Management of the Fund knows of no business, other than that mentioned in Proposal 1 of the Notice of Meeting, which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy card to vote in accordance with their discretion.

The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 2017, and a copy of the most recent semi-annual report succeeding the annual report, if any, to any stockholder requesting such report. Requests for an annual or semi-annual report should be made in writing to D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005, or by accessing the Fund's website at www.arespublicfunds.com, or by calling (877) 283-0322 or by sending an e-mail to ares@dfking.com.

IMPORTANT INFORMATION

This Proxy Statement discusses important matters affecting the Fund. Please take the time to read the Proxy Statement, and then authorize a proxy to vote your shares. You may obtain additional copies of the Notice of Meeting, Proxy Statement and proxy card by calling (877) 283-0322 or by accessing www.arespublicfunds.com. There are multiple ways to authorize a proxy to vote your shares. Choose the method that is most convenient for you. To authorize a proxy by telephone or Internet, follow the instructions provided on the proxy card. To authorize a proxy by mail simply fill out the proxy card and return it in the enclosed postage-paid reply envelope. Please do not return your proxy card if you authorize a proxy by telephone or Internet. To vote in person, attend the Meeting and cast your vote. The Meeting will be held at the offices of Ares Capital Management II LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067. You may obtain directions by calling (877) 283-0322.

PROPOSAL 1
ELECTION OF DIRECTORS

The Fund's Articles of Amendment and Restatement provide that the Board shall be divided into three classes: Class I, Class II and Class III. The terms of office of the current Directors of the Fund in each class continue until the Annual Meeting of Stockholders in the year indicated and until their respective successors are duly elected and qualify: Class I, 2020; Class II, 2018; and Class III, 2019. At each subsequent annual election, Directors chosen to succeed those whose terms are expiring will be identified as being in the same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board members.

The terms of Messrs. Seth J. Brufsky and John J. Shaw will expire at the 2018 Annual Meeting of Stockholders of the Fund. At a meeting held on March 23, 2018, the Board nominated Messrs. Brufsky and Shaw for election to serve as Class II Directors of the Fund until the Fund's 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualify.

The persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies "FOR" the election of each of Messrs. Brufsky and Shaw, each to serve for a term for the Fund expiring on the date on which the Annual Meeting of Stockholders of the Fund is held in 2021, and until his successor is duly elected and qualifies. Each nominee has indicated that he will serve if elected. If a nominee should be unable to serve, an event not currently anticipated, the proxies will be voted for such person, if any, as is designated by the Board to replace the nominee. The election of a Director for the Fund will require the affirmative vote of the holders of a majority of the shares of common stock outstanding and entitled to vote thereon. If you submit a proxy and do not indicate whether your vote should be cast for or against the proposal, your shares will be voted "FOR" the election of the nominees as Directors. The Fund's Directors are not required to attend the Meeting. All of the Directors of the Fund attended the Fund's Annual Meeting of Stockholders held on June 29, 2017.

Information Concerning the Nominees and Members of the Board of Directors

The following table provides information concerning the nominees and other members of the Board. The Board consists of five Directors, three of whom are not "interested persons" of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (each, an "Independent Director"). The terms of the Class I and Class III Directors do not expire this year.

Name, Address(1) and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Fund Complex(3) Overseen by the Director	Other Public Company Board Memberships During Past Five Years
Interested Directors/Nominee(2)
David A. Sachs (58)	Director and Chairman of the Board	Since 2011***	Partner, Ares Management, L.P.	2	Terex Corporation
Seth J. Brufsky (51)	Director, President and Chief Executive Officer	Since 2012**	Partner, Ares Management, L.P.	1	None

Name, Address(1) and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Fund Complex(3) Overseen by the Director	Other Public Company Board Memberships During Past Five Years
Independent Directors/Nominee
James K. Hunt (66)	Director	Since 2016***	Consultant, Tournament Capital Advisors, LLC; from 2015 to 2016, Managing Partner and Chief Executive Officer, Middle Market Credit platform—Kayne Anderson Capital Advisors LLC; from 2014 to 2015, Chairman, THL Credit, Inc.; from 2010 to 2014, Chief Executive Officer and Chief Investment Officer, THL Credit, Inc. and THL Credit Advisors LLC	2	PennyMac Financial Services, Inc.
John J. Shaw (66)	Director	Since 2012**	Independent Consultant; prior to 2012, President, St. Louis Rams	2	None
Bruce H. Spector (75)	Director	Since 2014*	Independent Consultant; from 2007 to 2013, Senior Advisor, Apollo Global Management, LLC (private equity)	2	The Private Bank of California (2007-2013)

  (1)  The address of each Director is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

  (2)  "Interested person," as defined in the 1940 Act, of the Fund. Messrs. Sachs and Brufsky are interested persons of the Fund due to their affiliation with the Investment Manager.

  (3)  The term "Fund Complex" means two or more registered investment companies that share the same investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services.

  *  Term continues until the Fund's 2020 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

  **  Nominee to serve, if elected, until the Fund's 2021 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

  ***  Term continues until the Fund's 2019 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

During the fiscal year ended October 31, 2017, the Board met five times. Each Director then serving in such capacity attended at least 75% of the aggregate number of meetings of the Board and of any committee of the Board of which he is a member.

Leadership Structure, Composition and Role of Board of Directors of the Fund in Risk Oversight

The 1940 Act requires that at least 40% of the Directors be Independent Directors. Certain exemptive rules promulgated under the 1940 Act require that a majority of the Directors be Independent Directors. Currently,

three of the five Directors (60%) of the Fund are Independent Directors. The Independent Directors exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman of the Board, regardless of whether the Director happens to be independent or a member of management.

The Board has determined that their leadership structure, in which the Chairman of the Board is an interested person of the Fund, is appropriate because the Independent Directors believe that an interested Chairman has a personal and professional stake in the quality and continuity of services provided by management to the Fund. The Independent Directors have determined that they can act independently and effectively without having an Independent Director serve as Chairman and that a key factor for assuring that they are in a position to do so is for the directors who are independent of management to constitute a majority of the Board. In addition, the Independent Directors have designated a lead Independent Director who chairs meetings or executive sessions of the Independent Directors, represents the views of the Independent Directors to management and facilitates communication among the Independent Directors and their counsel and between management and the Independent Directors. Bruce H. Spector is the lead Independent Director.

The Board performs its risk oversight function primarily through (a) its two standing committees, the Audit Committee and the Nominating and Governance Committee, which report to the entire Board and are comprised solely of Independent Directors, and (b) monitoring by the Fund's Chief Compliance Officer in accordance with the Fund's compliance policies and procedures. The Board retains the responsibility for: (1) conducting periodic reviews of the Fund's investment portfolio and investment performance, (2) approving and amending the Fund's investment guidelines, (3) approving the appointment and retention terms of the Investment Manager and the Fund's other service providers and officers, and (4) providing risk management oversight by reviewing and monitoring the services and activities provided by the Investment Manager and other service providers and officers.

As described below in more detail under "Committees of the Board of Directors," the Audit Committee and the Nominating and Governance Committee assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee's risk oversight responsibilities include overseeing the Fund's accounting and financial reporting processes, the Fund's systems of internal controls regarding finance and accounting and audits of the Fund's financial statements and discussing with management the Fund's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Fund's risk assessment and risk management policies. The Nominating and Governance Committee's risk oversight responsibilities include selecting, researching and nominating directors for election by the Fund's stockholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and its committees. The Audit Committee and the Nominating and Governance Committee consist solely of Independent Directors.

The Board performs its risk oversight responsibilities with the assistance of the Fund's Chief Compliance Officer. The Fund's Chief Compliance Officer periodically makes reports to the Board regarding the Fund's compliance program and prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Fund and certain of the Fund's service providers. The Chief Compliance Officer's report, which is reviewed by the Board, addresses at a minimum: (a) the operation of the compliance policies and procedures of the Fund and certain of the Fund's service providers since the Chief Compliance Officer's last report; (b) any material changes to such policies and procedures since the Chief Compliance Officer's last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer's annual review; and (d) any material compliance matter that has occurred since the date of the Chief Compliance Officer's last report about which the Board would reasonably need to know to oversee the Fund's compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors at least once each year.

The Fund believes that the extent of the Board's (and its committees') role in risk oversight complements the Board's leadership structure because it allows the Fund's Independent Directors, through the two fully independent Board committees, a lead Independent Director, executive sessions with the Chief Compliance Officer and auditor and otherwise, to exercise oversight of risk without any conflict that might discourage critical review.

Committees of the Board of Directors

The Board has established an Audit Committee and a Nominating and Governance Committee. The Fund does not have a Compensation Committee because closed-end management investment companies, such as the

Fund, are exempt from the requirement to have a compensation committee under the applicable New York Stock Exchange ("NYSE") rules.

Audit Committee. The members of the Audit Committee are James K. Hunt, John J. Shaw and Bruce H. Spector, each of whom is an Independent Director for purposes of the 1940 Act and the NYSE's corporate governance regulations. Mr. Hunt serves as chairman of the Audit Committee. Messrs. Hunt and Shaw have each been determined to be an Audit Committee Financial Expert for the Fund. The Audit Committee is responsible for approving the Fund's independent accountants, reviewing with the Fund's independent accountants the plans and results of the audit engagement, approving professional services provided by the Fund's independent accountants, reviewing the independence of the Fund's independent accountants and advising the Board with respect to the valuation of portfolio assets. The Audit Committee met three times during the fiscal year ended October 31, 2017. The Audit Committee's charter is available on the Fund's website at (www.arespublicfunds.com).

Nominating and Governance Committee.  The members of the Nominating and Governance Committee are James K. Hunt, John J. Shaw and Bruce H. Spector, each of whom is an Independent Director for purposes of the 1940 Act and the NYSE's corporate governance regulations. Mr. Spector serves as chairman of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for selecting, researching and nominating Directors for election by the Fund's stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and its committees. The Nominating and Governance Committee met three times during the fiscal year ended October 31, 2017. The Nominating and Governance Committee's charter is available on the Fund's website at (www.arespublicfunds.com).

The Nominating and Governance Committee may consider recommendations for nomination of individuals for election as Directors from stockholders. Nominations made by stockholders must be delivered to or mailed (setting forth the information required by the Fund's Bylaws) and received at the Fund's principal executive offices not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date on which the Fund first mailed its proxy materials for the previous year's Annual Meeting of Stockholders; provided, however, that if the date of the annual meeting has changed by more than 30 days from the prior year, the nomination must be received not earlier than the 150th day prior to the date of such annual meeting nor later than 5:00 p.m., Eastern Time, on the later of (a) the 120th day prior to the date of such annual meeting or (b) the 10th day following the day on which public announcement of such meeting date is first made.

Director Qualifications

The Nominating and Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board, the Fund and its stockholders. In considering possible candidates for election as a Director, the Nominating and Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting Directors who:

•  are of high character and integrity;

•  are accomplished in their respective fields, with superior credentials and recognition;

•  have relevant expertise and experience upon which to be able to offer advice and guidance to  management;

•  have sufficient time available to devote to the affairs of the Fund;

•  are able to work with the other members of the Board and contribute to the success of the Fund;

•  can represent the long-term interests of the Fund's stockholders as a whole; and

•  are selected such that the Board represents a range of backgrounds and experience.

The Nominating and Governance Committee does not have a formal policy regarding the consideration of diversity in identifying Director candidates. However, the Nominating and Governance Committee may consider whether a potential nominee's professional experience, education, skills, and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board's membership and collective attributes. Such considerations will vary based on the Board's existing membership and other factors, such as the strength of a potential nominee's overall qualifications relative to diversity considerations.

The following is a summary of the experience, qualifications, attributes and skills of each Director and Director nominee that support the conclusion that each Director and Director nominee should serve as a Director of the Fund.

The Board believes that each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Board possesses the requisite attributes and skills. The Board believes that the Directors' ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Investment Manager, other service providers, counsel and the auditor, and to exercise effective business judgment in the performance of their duties, support this conclusion. In addition, the following specific experience, qualifications, attributes and/or skills apply to each Director. The Directors have not set a mandatory retirement age.

Each Director, except for Mr. Hunt, has served on the Board of the Fund for four or more years. Mr. Hunt was appointed to the Board of the Fund effective November 1, 2016. Mr. Sachs has substantial experience as a founding member and Senior Partner of Ares Management, L.P. ("Ares") and advising clients with respect to the credit markets. Mr. Brufsky has substantial experience as a founding member and Senior Partner of Ares and advising clients with respect to the credit markets. Mr. Shaw has substantial experience as a senior executive of an operating company and as a business consultant. Mr. Spector has substantial experience as a senior advisor for a private equity firm, practicing law and advising clients with respect to restructurings, insolvency reorganizations and related bankruptcy matters, and as a business consultant. Mr. Hunt has substantial experience in the financial industry with a focus on high yield debt. References to the experience, qualifications, attributes and skills of Directors are pursuant to requirements of the U.S. Securities and Exchange Commission ("SEC"), do not constitute holding out the Board or any Director as having any special expertise, and shall not impose any greater responsibility or liability on any such person or on the Board.

Interested Directors

David A. Sachs. Mr. Sachs is a Partner in the Ares Strategy and Relationship Management Group, where he focuses on the Ares Credit Group's publicly traded funds, strategic growth opportunities for Ares and facilitating the sharing of credit knowledge across the Ares platform. He serves as a Director and Chairman of the Board of ARDC and is an interested trustee of CION Ares Diversified Credit Fund ("CADEX"). Additionally, Mr. Sachs serves as a member of Ares Credit Group, Private Equity Group and Real Estate Group fund investment committees and the Ares Equity Income Opportunity Strategy Portfolio Review Committee. Prior to joining Ares in 1997, Mr. Sachs was a Principal of Onyx Partners, Inc., where he focused on merchant banking and related capital raising activities in the private equity and mezzanine debt markets. Previously, he also worked with Taylor & Co., an investment manager providing investment advisory and consulting services to members of the Bass Family of Fort Worth, Texas, and Columbia Savings and Loan Association as Executive Vice President, where he was responsible for asset-liability management and running the investment management department. Mr. Sachs serves as the Non-Executive Chairman of Terex Corporation, on the Board of Konecranes and is on the Board of Trustees and the McCormick Advisory Council at Northwestern University. He holds a B.S. from Northwestern University in Industrial Engineering and Management Science.

Seth J. Brufsky. Mr. Brufsky is a Partner in the Ares Credit Group, Co-Head of the U.S. Liquid Credit Group, Portfolio Manager in the Ares Credit Group and a member of the Management Committee of Ares. Mr. Brufsky also serves as a Director, President, Chief Executive Officer and one of three Portfolio Managers of ARDC. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee and the ARDC Investment Committee. Prior to joining Ares in 1998, Mr. Brufsky was a member of the Corporate Strategy and Research Group of Merrill Lynch & Co., where he focused on analyzing and marketing non-investment grade securities and was acknowledged by Institutional Investor as a member of the top-ranked credit analyst team during each year of his tenure. Previously, Mr. Brufsky was a member of the Institutional Sales and Trading Group of the Global Fixed Income Division at Union Bank of Switzerland. Mr. Brufsky serves on the Board of Directors of the Luminescence Foundation, a charitable giving organization. Mr. Brufsky holds a B.S. from Cornell University in Applied Economics and Business Management and an M.B.A., with honors, from the University of Southern California Marshall School of Business in Finance, where he was awarded the Glassick Scholarship for academic achievement.

Independent Directors

James K. Hunt. Mr. Hunt is an independent consultant and investor. Mr. Hunt has significant experience as an investment principal focusing on high yield debt. Mr. Hunt most recently was the Managing Partner and CEO of the Middle Market Credit platform at Kayne Anderson Capital Advisors LLC. Previously, Mr. Hunt was the founding Chairman, CEO and Chief Investment Officer of THL Credit, Inc., a business development company, and THL Credit Advisors LLC, an investment manager of direct lending and tradable credit strategies. Mr. Hunt served as the President of SunAmerica Corporate Finance and as an Executive Vice President of SunAmerica Investments, Inc., with responsibility for high-yielding investments including Collateralized Loan Obligation management, private placements, acquisition financing, term loans and portfolio purchases, structured finance and specialty finance corporate acquisitions. Mr. Hunt joined SunAmerica from Davis Companies, a private investment firm. Prior to that, Mr. Hunt worked at Citicorp/Citibank, where he held a variety of leveraged lending, credit and finance positions, culminating in the role of Senior Credit Officer and Vice President/Area Head for the Far West U.S. leveraged lending group. In addition to serving as an Independent Director and chairman of the Audit Committee of ARDC, Mr. Hunt serves as an independent trustee and chairman of the Audit Committee of CADEX. Mr. Hunt currently serves as lead independent director on the board of directors of PennyMac Financial Services, Inc. and as lead independent director on the board of directors of Hunt Companies, Inc. He is also currently on the boards of directors of the National Forest Foundation and the Jackson Hole Historical Society & Museum. He has previously served on the boards of directors of several public and private companies. Mr. Hunt holds a B.B.A. in Economics from the University of Texas at El Paso and an M.B.A. in Finance and Accounting from the University of Pennsylvania's Wharton School.

John J. Shaw. Mr. Shaw is an independent consultant. In addition to serving as an Independent Director of ARDC, Mr. Shaw serves as an independent trustee of CADEX. From 1995 to 2011, he was the President of the St. Louis Rams. Mr. Shaw joined the St. Louis Rams organization in 1980 acting first as Vice-President Finance, Controller/Treasurer from 1980 to 1982 and acting as Executive Vice-President from 1982 to 1995. Prior to joining the St. Louis Rams, Mr. Shaw worked for Arthur Anderson & Co. as a tax adviser from 1977 to 1980. Between 1985 and 2008, Mr. Shaw was a member of the executive committee of the NFL Management Council and has served as a member of the NFL Finance Committee as an executive committee member of NFL Properties. Mr. Shaw received his B.S. from the University of San Diego in 1973 where he graduated as valedictorian of his class and his Juris Doctor from New York University School of Law in 1976.

Bruce H. Spector. Mr. Spector is an independent consultant. In addition to serving as an Independent Director and chairman of the Nominating and Governance Committee of ARDC, Mr. Spector serves as an independent trustee and chairman of the Nominating and Governance Committee of CADEX. From 2007 to 2013, Mr. Spector was available to serve as a senior advisor at Apollo Global Management, LLC (f/k/a Apollo Management, L.P.) in the area of development of strategy and tactics in corporate restructuring. From 1992 to 2007, Mr. Spector was a partner at Apollo. In this position Mr. Spector led or was a key member of deal teams in purchasing a number of companies, participating in the management of those companies as a member of their board of directors, and ultimately playing a leadership role in managing the sale of Apollo's ownership interest in each company. From 1967 to 1992, Mr. Spector was an attorney at the law firm of Stutman, Treister & Glatt, spending a substantial amount of that time as senior partner and head of the firm's executive committee. Mr. Spector's practice at Stutman, Treister & Glatt specialized in restructurings, insolvency reorganizations and related bankruptcy matters. Mr. Spector received his B.A. from the University of Southern California where he graduated magna cum laude in 1964 and holds a Juris Doctor from University of California at Los Angeles where he graduated summa cum laude in 1967.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires the Fund's officers and Directors, and beneficial owners of more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. The Fund believes that its officers and Directors have complied with all applicable filing requirements for the fiscal year ended October 31, 2017.

Officers of the Fund

The following table provides information concerning each of the officers of the Fund.

Name, Address(1) and Age	Position(s) Held with Fund	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Officers
Seth J. Brufsky (51)	President, Chief Executive Officer, Director and Portfolio Manager of ARDC	Since 2012

Mr. Brufsky is a Partner and Co-Head and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group and a member of the Management Committee of Ares. Mr. Brufsky also serves as a Director, President and Chief Executive Officer and one of three Portfolio Managers of ARDC. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee and the ARDC Investment Committee. He has served as Director, President and Chief Executive Officer of ARDC since 2012.

Penni F. Roll (52)	Treasurer	Since 2017

Ms. Roll is a Partner and the Chief Financial Officer of the Ares Credit Group. She also serves as the Chief Financial Officer of Ares Capital Corporation ("ARCC"), American Capital Senior Floating, Ltd. ("ACSF") and CADEX. She joined Ares in April 2010 as Executive Vice President—Finance of Ares Capital Management. She previously served as Chief Financial Officer of ARDC from October 2016 to September 2017.

Brett Byrd (50)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Mr. Byrd is a Principal and Deputy CCO in the Ares Compliance Group. Additionally, Mr. Byrd has served as Chief Compliance Officer and Anti-Money Laundering Officer of ARDC since September 2014. He joined Ares in February 2011 and is a Principal and Deputy CCO in the Ares Compliance Group.

Scott Lem (40)	Chief Financial Officer	Since 2017

Mr. Lem is a Managing Director and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance Department. Mr. Lem additionally serves as Chief Accounting Officer, Vice President and Treasurer of ARCC and Chief Accounting Officer of ACSF. He also serves as Treasurer of CADEX. He previously served as Assistant Treasurer of ARCC from May 2009 to May 2013 and Treasurer of ARDC from October 2016 to September 2017. Mr. Lem joined Ares in 2003.

Daniel J. Hall (39)	General Counsel, Chief Legal Officer and Secretary	Since 2012

Mr. Hall is a Partner and Co-General Counsel (Credit) in the Ares Legal Group. He has served as General Counsel, Chief Legal Officer and Secretary of ARDC since 2012 and as General Counsel, Chief Legal Officer and Secretary of CADEX since 2016. Mr. Hall joined Ares in 2009.

Michael Weiner (65)	Vice President and Assistant Secretary	Since 2012

Mr. Weiner is Executive Vice President and Chief Legal Officer of Ares Management GP LLC, Ares' general partner, a Partner and General Counsel in the Ares Legal Group and a member of the Management Committee of Ares. Mr. Weiner has been an officer of ARCC since 2006, including General Counsel from September 2006 to January 2010, and also serves as Vice President of Ares Commercial Real Estate Corporation. He additionally serves as a member of the Ares Operations Management Group and the Ares Enterprise Risk Committee. He has served as Vice President and Assistant Secretary of ARDC since 2012 and as Vice President and Assistant Secretary of CADEX since 2016. Mr. Weiner joined Ares in September 2006.

Name, Address(1) and Age	Position(s) Held with Fund	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Keith Ashton (50)	Vice President and Portfolio Manager of ARDC	Vice President since 2013; Portfolio Manager since 2012

Mr. Ashton is a Partner in the Ares Credit Group, Co-Head and Portfolio Manager of Structured Credit and a member of the Management Committee of Ares. Additionally, he serves as a member of the Ares Credit Group's Global Structured Credit Investment Committee and the ARDC Investment Committee. Mr. Ashton has also served as a Vice President of ARDC since 2013 and one of three Portfolio Managers of ARDC since 2012. Prior to joining Ares in 2011, Mr. Ashton was a Partner at Indicus Advisors LLP, where he focused on launching the global structured credit business in May 2007. Previously, Mr. Ashton was a Portfolio Manager and Head of Structured Credit at TIAA-CREF, where he focused on managing a portfolio of structured credit investments and helped launch TIAA's institutional asset management business.

Daniel Hayward (32)	Vice President	Since 2016

Mr. Hayward is a Managing Director and Co-Portfolio manager in the Ares Credit Group. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Mr. Hayward has served as Vice President of ARDC since 2016. Prior to joining Ares in 2012, he was a senior collateralized loan obligation analyst at State Street Bank, where he focused on managing a team in the Trustee Department.

Ann Kono (42)	Vice President	Since 2013

Ms. Kono currently serves as a Partner and Chief Information and Risk Officer of Ares and is a member of the Management Committee of Ares. She additionally serves as a member of the Ares Operations Management Group and the Ares Enterprise Risk Committee. She has served as Vice President of ARDC since 2013 and as Vice President of CADEX since 2016. Ms. Kono joined Ares in 2007.

John A. Leupp (52)	Vice President and Portfolio Manager of ARDC(2)	Vice President since 2013; Portfolio Manager since 2015

Mr. Leupp is a Partner in the Ares Credit Group and Portfolio Manager of U.S. Liquid Credit, where he is responsible for managing Ares' U.S. high yield and bank loan credit strategies. In addition, he serves as a member of the Ares Credit Group's U.S. Liquid Credit and Private Credit Solutions Investment Committees and the ARDC Investment Committee. He has served as Vice President of ARDC since 2013 and as one of three Portfolio Managers of ARDC since 2015. Mr. Leupp joined Ares in 2003.

  (1)  The address of each officer is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

  (2)  Mr. Leupp has decided to retire at the end of 2018. He will remain at Ares until this time and continue with his full day to day responsibilities as a Portfolio Manager within the Ares Credit Group.

Ownership of Securities

The following table sets forth information regarding the ownership of securities in the Fund by Directors and the nominees for Director as of April 16, 2018.

Name of Director/Nominee(1)	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Director or Nominee in the Fund Complex
Interested Directors/Nominee
David A. Sachs	Over $100,000	Over $100,000
Seth J. Brufsky	Over $100,000	Over $100,000
Independent Directors/Nominee
James K. Hunt	$50,001-$100,000	$50,001-$100,000
Bruce H. Spector	Over $100,000	Over $100,000
John J. Shaw	Over $100,000	Over $100,000

  (1)  All are current Directors.

As of April 16, 2018, the Directors and officers of the Fund as a group beneficially owned less than 1% of the Fund's outstanding shares of common stock.

As of April 16, 2018, none of the Independent Directors of the Fund or their immediate family members owned beneficially or of record any securities in the Investment Manager or its parent, Ares Management, L.P.

Transactions with and Remuneration of Officers and Directors

The following table sets forth the compensation paid by the Fund to the Directors during the fiscal year ended October 31, 2017 and the aggregate compensation paid to them from all funds in the Fund Complex during the fiscal year ended October 31, 2017. The Directors who are "interested persons," as defined in the 1940 Act, of the Fund and the Fund's officers do not receive compensation from the Fund. Under the Fund's advisory agreement, however, the Investment Manager may seek reimbursement from the Fund for the costs of certain administrative services provided to the Fund by the Investment Manager and its affiliates. The Fund currently pays each Independent Director an annual fee of $50,000. The lead Independent Director of the Fund and the Chair of the Audit Committee each receive an additional annual fee of $5,000. The Fund's current lead Independent Director is Mr. Spector and the Audit Committee Chair is Mr. Hunt.

Name of Director/Nominee	Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From Fund and Fund Complex Paid To Directors(1)
Interested Directors/Nominee
David A. Sachs	None	None	None
Seth J. Brufsky	None	None	None
Independent Directors/Nominee
James K. Hunt	$55,000	None	$90,000
John J. Shaw	$50,000	None	$80,000
Bruce H. Spector	$55,000	None	$90,000

  (1)  Represents the total compensation paid to such persons during the fiscal year ended October 31, 2017 by investment companies (including the Fund) that were considered part of the Fund Complex. As of October 31, 2017, the Fund Complex consisted of the Fund and CADEX.

Broker Non-Votes

Brokers holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the Meeting. Under the rules of the NYSE, such brokers may, for certain "routine" matters, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received from their customers and clients prior to the date specified in the brokers' request for voting instructions. Proposal 1 is a "routine" matter and, accordingly, beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of the election of the nominees as Directors. Consequently, a properly executed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner's shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of the election of the nominees as Directors.

Stockholder Approval

Election of the listed nominees for Director requires the affirmative vote of the holders of a majority of the shares of common stock outstanding and entitled to vote thereon. If you submit a proxy and do not indicate whether your vote should be cast for or against the proposal, your shares will be voted "FOR" the election of the nominees as Directors.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

GENERAL INFORMATION

Investment Adviser

Ares Capital Management II LLC (the "Investment Manager") serves as the Fund's investment adviser. The principal executive office of the Investment Manager is 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

Fund Administration

State Street Bank and Trust Company ("State Street") acts as administrator to the Fund pursuant to an Administration Agreement between State Street and the Fund. The principal business address of State Street is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Investor Support Services

Destra Capital Investments LLC ("Destra") provides investor support services to the Fund pursuant to an Investor Support Services Agreement between Destra and the Fund. The principal business address of Destra is One North Wacker Drive, 48th Floor, Chicago, IL 60606.

Independent Registered Public Accounting Firm

Ernst & Young LLP ("EY") has been selected to serve as the Fund's independent registered public accounting firm for the fiscal year ending October 31, 2018. The engagement of EY as the Fund's independent registered public accounting firm was approved by the Audit Committee of the Board of Directors and ratified by the full Board of Directors of the Fund.

EY served as the Fund's independent registered public accounting firm for the fiscal years ended October 31, 2016 and 2017, auditing and reporting on the annual financial statements of the Fund and reviewing certain regulatory reports and the Fund's federal income tax returns. EY also performed other professional audit and certain allowable non-audit services, including tax services, when the Fund engaged it to do so. Set forth in the table below are the audit fees and non-audit related fees billed to the Fund by EY for professional services for the fiscal years ended October 31, 2016 and 2017.

Fiscal Year Ended October 31	Audit Fees	Audit-Related Fees*	Tax Fees**	All Other Fees***
2016	$115,000	$0	$11,000	$0
2017	$129,000	$0	$12,100	$0

  *  "Audit-Related Fees" include assurances and related services that were reasonably related to the performance of the audit or review of the Fund's financial statements and were not reported under the Audit Fees column.

  **  "Tax Fees" include the aggregate fees billed by EY for professional services related to tax compliance, tax advice and tax planning (consisting of a review of the Fund's income tax returns and tax distribution requirements).

  ***  "All Other Fees" include the aggregate fees billed for products and services provided by EY, other than the reported services.

Audit Committee Pre-approval. The Audit Committee's policy is to pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund's independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to the provision of non-auditing services to the Fund by the Fund's independent registered public accounting firm may be waived by the Audit Committee under certain circumstances. For the fiscal years ended October 31, 2016 and 2017, the Fund's Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by EY. All of the audit, audit-related, tax and other services described above for which EY billed the Fund fees for the fiscal year ended October 31, 2016 and 2017 were pre-approved by the Audit Committee.

For the fiscal years ended October 31, 2016 and 2017, aggregate non-audit fees billed by EY for services rendered to the Fund were $0 and $0, respectively.

For the fiscal years ended October 31, 2016 and 2017, aggregate non-audit fees billed by EY for services rendered to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund ("Affiliated Service Providers") were $2,910,000 and $8,943,000, respectively.

EY notified the Audit Committee of all non-audit services that were rendered by EY to the Affiliated Service Providers of the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Audit Committee to consider whether such services were compatible with maintaining EY's independence.

The Fund expects that a representative of EY will be present at the Meeting, and will have an opportunity to make a statement if he or she so chooses and will be available to answer questions.

Audit Committee Report

The Audit Committee has reviewed and discussed the Fund's audited financial statements for the fiscal year ended October 31, 2017 with management of the Fund and with EY, and has discussed with EY the matters required to be discussed under Public Company Accounting Oversight Board Auditing Standard No. 1301 (Communications with Audit Committees), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter on auditor independence from EY required by Independence Standards Board No. 1 (Independence Standards Board No. 1, Independence Discussion with Audit Committees), as may be modified or supplemented, and has discussed with EY its independence. Based on the Audit Committee's review and discussions referred to in the two preceding sentences, the Audit Committee recommended to the Board that the audited financial statements of the Fund for the fiscal year ended October 31, 2017 be included in its annual report to stockholders and that the Fund's annual report be filed with the SEC.

Mr. James K. Hunt—Audit Committee Chairman
Mr. John J. Shaw—Audit Committee Member
Mr. Bruce H. Spector—Audit Committee Member

Security Ownership of Certain Beneficial Owners

Set forth below is information with respect to persons or organizations that are known to the Fund to be beneficial owners of more than 5% of the Fund's outstanding shares of common stock as of April 16, 2018. This information is based on publicly available information such as Schedule 13D and 13G disclosures filed with the SEC.

Name and Address	Common Stock Held	Common Stock % Held
First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	4,108,853(a)	17.50%(a)
First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187
The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187

  (a)  First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their amended Schedule 13G jointly with the SEC on January 12, 2018 and did not differentiate holdings as to each entity.

Credit Agreement

On September 30, 2016, the Fund entered into an amended credit agreement with State Street Bank and Trust Company (the "Lender") in which the Lender agreed to make loans up to $212 million to the Fund under a revolving credit facility (the "Credit Facility") secured by certain assets of the Fund. Loans under the Credit Facility generally bear interest at the applicable LIBOR rate plus 0.95%. At March 31, 2018, the amount outstanding under the Credit Facility was $177,110,439.

Miscellaneous

Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile or other electronic means, by officers of the Fund or personnel of the Investment Manager. The Fund has retained D.F. King & Co., Inc. to assist in the proxy solicitation. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers or agents in person, by telephone or by facsimile or other electronic means will be borne by the Fund. The Fund will pay a fee of $4,500 to D.F. King & Co., Inc. If requested, the Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy materials to and obtaining proxies from the beneficial owners of such shares.

In the event that sufficient votes in favor of the proposals set forth in the Notice of this Meeting are not received by June 12, 2018, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The chairman of the Meeting may, in his discretion and without any action by the stockholders of the Fund, take action to recess or adjourn the Meeting to a later date and time at a place announced at the Meeting. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, the persons named in the enclosed proxy will vote thereon according to their discretion.

Stockholders who want to communicate with the Board or any individual Director should write the Fund, c/o Ares Capital Management II LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067. Stockholders may communicate with the Board or any individual Director electronically by sending an e-mail to AresCEFDirectors@aresmgmt.com. Correspondence should be addressed to the Board or the Director(s) with whom you wish to communicate.

Stockholder Proposals

In order to submit a stockholder proposal to be considered for inclusion in the Fund's proxy statement for the Fund's 2019 Annual Meeting of Stockholders, stockholder proposals must be received by the Fund (addressed to Ares Capital Management II LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067) not later than December 25, 2018. Rule 14a-8 under the 1934 Act ("Rule 14a-8") specifies a number of procedural and eligibility requirements to be satisfied by a stockholder submitting a proposal for inclusion in the Fund's proxy materials pursuant to this Rule. Any stockholder contemplating submissions of such a proposal is referred to Rule 14a-8.

The Fund's Bylaws require stockholders that wish to nominate Directors or make proposals to be voted on at the Fund's Annual Meeting of Stockholders (and which are not proposed to be included in the Fund's proxy materials pursuant to Rule 14a-8 under the 1934 Act) to provide timely notice of the nomination or proposal in writing. Any stockholder who desires to bring a proposal at the Fund's 2019 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement in accordance with Rule 14a-8 must deliver written notice thereof to the Secretary of the Fund (addressed to Ares Capital Management II LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067). To be considered timely for the 2019 Annual Meeting, any such notice must be delivered to the Secretary of the Fund at the principal executive offices of the Fund at the address set forth on the first page of this Proxy Statement no earlier than November 25, 2018 and no later than 5:00 p.m. Eastern Time on December 25, 2018; provided, however, that if the 2019 Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, such notice must be delivered to the Fund not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the date on which public announcement of the date of the 2019 Annual Meeting of Stockholders was first made. Any such notice by a stockholder shall set forth the information required by the Fund's Bylaws with respect to each nomination or matter the stockholder proposes to bring before the 2019 Annual Meeting of Stockholders.

Householding of Proxy Materials

In a further effort to reduce printing costs, postage fees and the impact on the environment, we have adopted a practice approved by the SEC called "householding." Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials, unless any of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another stockholder and received only one set of proxy materials, but would like to request a separate copy of these materials, please contact D.F. King & Co., Inc. by calling (877) 283-0322, or by sending an e-mail to ares@dfking.com or by writing to D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005. Similarly, you may also contact D.F. King & Co., Inc. if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

Voting Results

Stockholders of the Fund will be informed of the voting results of the Meeting in the Fund's next report to stockholders.

IT IS IMPORTANT THAT YOUR PROXY CARD BE COMPLETED PROMPTLY. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE PROXY CARD AS SOON AS POSSIBLE.

April 24, 2018

PROXY TABULATOR
P.O. BOX 9112 FARMINGDALE, NY 11735	To authorize a proxy by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to www.proxyvote.com 3) Follow the instructions provided on the website.

To authorize a proxy by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To authorize a proxy by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E45039-TBD	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.
Election of Directors: The Board of Directors of the Fund RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED BELOW IN PROPOSAL 1.

Proposal 1 - The election of two Class II directors, to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2021 and until his successor is duly elected and qualifies.

		☐	☐	☐

Nominees: 01) Seth J. Brufsky 02) John J. Shaw

The votes entitled to be cast by the undersigned will be cast in accordance with the specifications made above. If this Proxy is properly executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR the election of all nominees for Director named above. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

IF THE SHARES ARE HELD JOINTLY, EACH OF YOU SHOULD SIGN. *IF YOU ARE AN EXECUTOR, ADMINISTRATOR, TRUSTEE, CORPORATE OFFICER, ETC., YOU SHOULD INDICATE THE CAPACITY IN WHICH YOU ARE SIGNING. PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report are available at www.arespublicfunds.com.

E45040-TBD

ANNUAL MEETING OF STOCKHOLDERS of:
Ares Dynamic Credit Allocation Fund, Inc. (the "Fund")
to be held on June 12, 2018

This proxy is solicited on behalf of the Board of Directors

The undersigned stockholder of the Fund hereby acknowledges receipt of the Fund’s proxy materials dated April 24, 2018 and the Notice of the Annual Meeting of Stockholders of the Fund, the terms of each of which are incorporated herein by reference. The undersigned hereby appoints Daniel Hall, Brett Byrd and Penni Roll, or any of them, as attorneys, agents and proxies, each with full power of substitution and revocation, and hereby authorizes each of them to attend the Annual Meeting of Stockholders of the Fund scheduled to be held on June 12, 2018, at 12:00 p.m., Pacific Time, including any adjournments or postponements thereof and at any meeting called in lieu thereof (the "Annual Meeting"), to cast on behalf of the undersigned as directed on the reverse side all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting.

The undersigned hereby revokes any other proxy or proxies heretofore given with respect to the Annual Meeting and hereby ratifies and confirms all action the herein named attorneys, agents and proxies, their substitutes, or any of them may lawfully take by virtue hereof.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as directed on the reverse side. If this proxy is properly executed but no direction is made, the votes entitled to be cast by the undersigned will be cast FOR the election of the nominees as Directors. The votes entitled to be cast by the undersigned will be cast in the discretion of the herein named attorneys, agents and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE	SEE REVERSE SIDE